--------------------------------------------------------------------------------

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          June 5, 2007
                                                  ------------------------------


                          WORTHINGTON INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Ohio                       1-8399                     31-1189815
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)

      200 Old Wilson Bridge Road, Columbus, Ohio                   43085
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:       (614) 438-3210
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5    -    Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On June 5, 2007, Worthington Industries, Inc. ("Worthington Industries") reported that Edmund L. Ponko, Jr., President of Dietrich Industries, Inc. a/k/a Dietrich Metal Framing ("Dietrich"), had resigned on that date. George P. Stoe, Executive Vice President and Chief Operating Officer of Worthington Industries, has been named interim President of Dietrich. A copy of the news release issued by Worthington Industries on June 5, 2007 announcing the resignation of Mr. Ponko is included with this Current Report on Form 8-K as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits.

(a) - (c)         Not applicable.


(d)               Exhibits:


                  99.1 News Release issued by Worthington Industries, Inc. on June 5, 2007




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WORTHINGTON INDUSTRIES, INC.


Date:  June 5, 2007

                                           By: /s/Dale T. Brinkman
                                               ---------------------------------
                                               Dale T. Brinkman, Vice President-
                                               Administration, General Counsel
                                               and Secretary